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                                                                      EXHIBIT 99
FOR IMMEDIATE RELEASE
Mon., Oct. 23, 1995



WELLS FARGO TO FILE HART-SCOTT-RODINO ACT NOTIFICATION



     SAN FRANCISCO -- Wells Fargo & Co. (NYSE: WFC) today announced it intends to file a Hart-Scott-Rodino Act notification with the appropriate antitrust regulatory authorities.  It is making this filing in order to be in a position to purchase shares of First Interstate Bancorp (NYSE: I).

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